Accounts Receivable, Net - Summary of Accounts Receivable, Net (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Accounts Receivable, after Allowance for Credit Loss, Current [Abstract]
Accounts receivable	¥ 166,612	$ 23,466	¥ 135,678
Allowance for doubtful accounts	(131,826)	(18,567)	(115,380)	$ (16,251)	¥ (69,417)	¥ (10,051)
Total	¥ 34,786	$ 4,899	¥ 20,298